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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (date of earliest event reported)           July 12, 2000
                                                    ----------------------------



                            AirTran Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


    Nevada                        0-26914                        58-2189551
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(State or other                 (Commission                   (I.R.S. Employer
 jurisdiction                   File Number)                 Identification No.)
of incorporation)



    9955 AirTran Boulevard, Orlando, Florida              32827
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    (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code         (407) 251-5600
                                                     ---------------------------


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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events

          On July 12, 2000, AirTran Holdings, Inc. (the "Company") announced its earnings for second quarter 2000. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits. The following exhibit is furnished as a part of this Report. Exhibit numbers refer to Item 601 of Regulation S-K. 99-Press Release issued on July 12, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AIRTRAN HOLDINGS, INC.



July 12, 2000                    By:  /s/ Robert L. Fornaro
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                                      Robert L. Fornaro
                                      Chief Financial Officer